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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 21, 2003

                                PHLO CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   0-21079                 11-3314168
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(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)

                6001-21 Argyle Forest Blvd.
                          PMB #117
                     Jacksonville, FL                            32244-5705
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         (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (973) 691-9012
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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Phlo Corporation (the "Company") has retained Reznick Fedder & Silverman ("Reznick") as its new independent auditors. Reznick is a national accounting firm with more than 600 professionals and staff members in four East Coast offices. The Company believes that the retention of Reznick will result in substantial cost savings to the Company related to its financial reporting requirements, including the annual audit. The Company expects to file its Form 10-KSB for the fiscal year ended March 31, 2003, within the grace period provided by NASDAQ in order to maintain the listing of its common stock on the OTCBB.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Phlo Corporation

Date:  July 21, 2003                    By: /s/ James B. Hovis
                                            ------------------
                                            Name: James B. Hovis
                                            Title: President and Chief
                                                   Executive Officer